                            JOINT FILING INFORMATION

Reporting Person:       INDABA CAPITAL MANAGEMENT, L.P.

Address:                ONE LETTERMAN DRIVE
                        BUILDING D, SUITE DM700
                        SAN FRANCISCO, CA 94129

Designated Filer:       INDABA CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      UNWIRED PLANET, INC. (UPIP)

Date of Event
Requiring Statement:    02/03/2015

Signature:              /s/ Hank Brier, as General Counsel
                        ----------------------------------
                        Hank Brier, as General Counsel

Reporting Person:       INDABA PARTNERS, LLC

Address:                ONE LETTERMAN DRIVE
                        BUILDING D, SUITE DM700
                        SAN FRANCISCO, CA 94129

Designated Filer:       INDABA CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      UNWIRED PLANET, INC. (UPIP)

Date of Event
Requiring Statement:    02/03/2015

Signature:              /s/ Hank Brier, as General Counsel
                        ----------------------------------
                        Hank Brier, as General Counsel

Reporting Person:       INDABA CAPITAL FUND, L.P.

Address:                C/O MAPLES CORPORATE SERVICES LIMITED
                        121 SOUTH CHURCH STREET
                        GRAND CAYMAN, E9 KY1-1104

Designated Filer:       INDABA CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      UNWIRED PLANET, INC. (UPIP)

Date of Event
Requiring Statement:    02/03/2015

Signature:              /s/ Hank Brier, as General Counsel
                        ----------------------------------
                        Hank Brier, as General Counsel

Reporting Person:       IC GP, LLC

Address:                ONE LETTERMAN DRIVE
                        BUILDING D, SUITE DM700
                        SAN FRANCISCO, CA 94129

Designated Filer:       INDABA CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      UNWIRED PLANET, INC. (UPIP)

Date of Event
Requiring Statement:    02/03/2015

Signature:              /s/ Hank Brier, as General Counsel
                        ----------------------------------
                        Hank Brier, as General Counsel

Reporting Person:       DEREK C. SCHRIER

Address:                ONE LETTERMAN DRIVE
                        BUILDING D, SUITE DM700
                        SAN FRANCISCO, CA 94129

Designated Filer:       INDABA CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:      UNWIRED PLANET, INC. (UPIP)

Date of Event
Requiring Statement:    02/03/2015

Signature:              /s/ Derek C. Schrier
                        --------------------
                        Derek C. Schrier